UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2014

Zynex, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9990 Park Meadows Drive Lone Tree, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2014, Thomas Sandgaard, the Chairman and Chief Executive Officer of Zynex, Inc. (the “Company”), received letters from each of Mats Wahlstrom, Mary Beth Vitale, Kevin Smith and Taylor Simonton, each members of the Company’s Board of Directors, pursuant to which each director resigned from the Company’s Board effective January 10, 2014. Copies of these letters are filed herewith as Exhibits 17.1 through 17.4.

At the time of their respective resignations: Mr. Wahsltrom served as the Company’s Lead Director and a member of the Board’s Compensation Committee; Ms. Vitale served as the Chairperson of the Board’s Compensation Committee and as a member of the Board’s Audit Committee; Mr. Smith served as a member of the Board’s Compensation Committee and Audit Committee; and Mr. Simonton served as the Chairperson of the Board’s Audit Committee.

On December 30, 2013 Mr. Sandgaard sent a letter to each of the four resigning directors requesting that each director resign from the Board in order to reduce the Company’s costs for director’s fees and so that the Board could be reconstituted with Board members who have viewpoints that better reflect Mr. Sandgaard’s vision for the Company. Mr. Sandgaard’s letters to each of the resigning directors are filed herewith as Exhibits 99.1 through 99.4. The directors resignation letters each indicated that their respective resignation was due to Mr. Sandgaard’s previous request for such resignation and referenced a disagreement as to certain operational recommendations made by the resigning directors. The Company currently intends to reduce the Board’s size to three directors to better reflect the Company’s current financial position and Mr. Sandagaard’s desire to have Board members with experience and outlook that better reflect Mr. Sandgaard’s vision for the Company. The Company is in the process of recruiting two additional directors.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

17.1	Letter dated January 7, 2014 from Mats Wahlstrom to Thomas Sandgaard.

17.2	Letter dated January 7, 2014 from Mary Beth Vitale to Thomas Sandgaard.

17.3	Letter dated January 7, 2014 from Kevin Smith to Thomas Sandgaard.

17.4	Letter dated January 7, 2014 from Taylor Simonton to Thomas Sandgaard.

99.1	Letter dated December 30, 2013 from Thomas Sandgaard to Mats Wahlstrom.

99.2	Letter dated December 30, 2013 from Thomas Sandgaard to Mary Beth Vitale.

99.3	Letter dated December 30, 2013 from Thomas Sandgaard to Kevin Smith.

99.4	Letter dated December 30, 2013 from Thomas Sandgaard to Taylor Simonton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date: January 13, 2014	By:	/s/ Thomas Sandgaard
Thomas Sandgaard,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

17.1	Letter dated January 7, 2014 from Mats Wahlstrom to Thomas Sandgaard.

17.2	Letter dated January 7, 2014 from Mary Beth Vitale to Thomas Sandgaard.

17.3	Letter dated January 7, 2014 from Kevin Smith to Thomas Sandgaard.

17.4	Letter dated January 7, 2014 from Taylor Simonton to Thomas Sandgaard.

99.1	Letter dated December 30, 2013 from Thomas Sandgaard to Mats Wahlstrom.

99.2	Letter dated December 30, 2013 from Thomas Sandgaard to Mary Beth Vitale.

99.3	Letter dated December 30, 2013 from Thomas Sandgaard to Kevin Smith.

99.4	Letter dated December 30, 2013 from Thomas Sandgaard to Taylor Simonton.